UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement

IEG HOLDINGS CORPORATION
(Name of Registrant As Specified In Its Charter)

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Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

IEG HOLDINGS CORPORATION

3960 Howard Hughes Parkway, Suite 490

Las Vegas, NV 89169

(702) 227-5626

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Approximate Date of Mailing: April 10, 2018

TO THE STOCKHOLDERS OF IEG HOLDINGS CORPORATION:

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice and accompanying Information Statement is furnished to the holders of shares of common stock, par value $0.001 per share, of IEG HOLDINGS CORPORATION, a Florida corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the action described below (the “Corporate Action”) taken by unanimous written consent of the Board of Directors of the Company and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company:

●	Amend our amended and restated articles of incorporation, as amended (the “Articles”), to change our corporate name from IEG Holdings Corporation to Mr. Amazing Loans Corporation (the “Amendment”).

The purpose of this Information Statement is to notify our stockholders that on March 21, 2018, stockholders holding a majority of the voting power of our issued and outstanding shares of common stock executed a written consent approving the Corporate Action. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Action will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Corporate Action under Florida law and the Company’s Articles and bylaws, each as amended. As a result, no further action by any other stockholder is required to approve the Corporate Action and we have not and will not be soliciting your approval of the Corporate Action. Notwithstanding, the holders of our common stock of record at the close of business on March 19, 2018 are entitled to notice of the stockholder action by written consent.

This notice and the accompanying Information Statement are being mailed to our holders of common stock of record as of March 19, 2018 on or about April 10, 2018. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

By Order of the Board of Directors,
IEG Holdings Corporation

/s/ Paul Mathieson
Paul Mathieson
Chief Executive Officer

April 10, 2018

IEG HOLDINGS CORPORATION

Information Statement Pursuant to Section 14C

of the Securities Exchange Act of 1934

This Information Statement is being mailed on or about April 10, 2018, to all holders of record on March 19, 2018, of the $0.001 par value common stock of IEG Holdings Corporation, a Florida corporation (the “Company”), in connection with the vote of our Board of Directors and the approval by written consent of the holders of a majority of the voting power of our issued and outstanding capital stock to amend our amended and restated articles of incorporation, as amended (the “Articles”), to change our corporate name from IEG Holdings Corporation to Mr. Amazing Loans Corporation (the “Amendment”).

Currently, the Company has authorized 300,000,000 shares of common stock. As of March 19, 2018, there were 634 stockholders of record of our common stock and 17,463,449 shares of our common stock were issued and outstanding. Each share of our common stock has one vote per share.

On March 21, 2018, Paul Mathieson, our Chief Executive Officer and sole director, approved the change of our corporate name from IEG Holdings Corporation to Mr. Amazing Loans Corporation (the “Name Change”) and the Amendment. Subsequent to our sole director’s approval of the Amendment, the holders of a majority of the voting power of our voting stock, on March 21, 2018 approved, by written consent, the Amendment. The consenting stockholders and their respective approximate ownership percentages of our voting stock, which total in the aggregate approximately 50.18% of the outstanding voting stock, are as follows:

Shareholder	No. of Shares of Common Stock Owned (1)	Aggregate Percent of Outstanding Votes (3)
Paul Mathieson (1)	6,900,000	39.51%
Dr. L Prasad Super Fund A/C (2)	864,645	4.95%
Clem Tacca Family A/C (3)	656,000	3.76%
Sameer Prasad	342,806	1.96%

TOTAL:	8,763,451	50.18%

(1)	Mr. Mathieson is our Chief Executive Officer and sole director.
(2)	Dr. Lakshman Prasad is the director of Dr. L Prasad Super Fund A/C and has voting and dispositive control over such shares.
(3)	Clem Tacca Pty Ltd is trustee for Clem Tacca Family A/C. Clem Tacca is the director of Clem Tacca Pty Ltd and the beneficiary of Clem Tacca Family A/C.

Since our sole director and the holders of a majority of the voting power of the Company’s issued and outstanding shares of capital stock have voted in favor of the Amendment, all corporate actions necessary to authorize the Amendment and the Name Change have been taken.

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Amendment will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders. We expect that the Name Change will be effective on or about April 10, 2018 (the “Effective Date”). Our sole director retains the authority to abandon the Name Change for any reason at any time prior to the Effective Date. Because the Name Change has already been approved by holders of a majority of our outstanding shares of common stock, you are not required to take any action. This Information Statement provides to you notice that the Amendment and the Name Change have been approved. You will receive no further notice of the approval nor of the Effective Date of the Name Change other than pursuant to reports which we will be required to file with the Securities and Exchange Commission in the future.

Our common stock is traded over the counter on the OTCQB under the symbol IEGH. On April 4, 2018, the closing price for our common stock as reported on the OTCQB was $0.265 per share with respect to an insignificant volume of shares. We expect that our stock symbol will be changed from “IEGH” to “MRAL” in connection with the Name Change. Any symbol change must be approved by the Financial Industry Regulatory Authority (“FINRA”).

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

APPRAISAL RIGHTS

Stockholders do not have appraisal rights under Florida state law or under our Articles or By-laws in connection with the Amendment.

AMENDMENT AND NAME CHANGE

General

Our sole director and stockholders representing a majority of the voting power of our capital stock have taken action by written consent to authorize our board of directors to effect the Amendment. Our board of directors has discretion to abandon the Amendment prior to its effectiveness.

Reasons for Proposed Amendment

Our sole director’s reason for approving and recommending the Name Change is to align the Company’s consumer brand (Mr. Amazing Loans) with the Company’s corporate name.

Potential Effects of Proposed Amendment

The Name Change will affect all holders of our common stock uniformly. The Name Change is not intended to, and will not, affect any stockholder’s percentage ownership interest in our company.

The Name Change will not change the terms of our common stock. After the Name Change, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized. Our common stock will remain fully paid and non-assessable. In addition, we plan to change our stock symbol and CUSIP number as a result of the Name Change. Stockholders will not be requested to surrender for exchange any stock certificates they hold. On and after the Effective Date of the Amendment and the Name Change, the stock certificates representing the pre-Amendment shares will continue to be valid. Following the Effective Date of the Amendment and the Name Change, newly issued stock certificates bear the Company’s new name, but this will not affect the validity of stock certificates already outstanding.

Procedure for Effecting the Amendment and the Name Change

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Amendment will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders. The Amendment has been filed with the Florida Secretary of State. However, because the common stock is quoted on the OTC Markets, the Name Change requires processing by FINRA, as well, pursuant to Rule 10b-17 of the Exchange Act in order for the Name Change to be recognized in the market for trading purposes. We expect to receive FINRA’s clearance prior to the expiration of the Rule 14c-2 20-day waiting period, and we expect that the Name Change will be effective on or about April 10, 2018.

Accounting Matters

The proposed Amendment will not affect the par value of our common stock. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our common stock will not be affected.

Certain Federal Income Tax Consequences of the Name Change

The will be no material U.S. federal income tax consequences of the Name Change to holders of our common stock.

Dissenters’ Rights

Under Florida law, stockholders will not be entitled to dissenters’ rights with respect to the proposed Amendment to effect the Name Change and we do not intend to independently provide stockholders with such rights.

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The form of the proposed Amendment necessary to effect the Name Change is attached hereto as Appendix A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of March 21, 2018, by:

●	Each person known by us to be the beneficial owner of more than 5% of our outstanding common stock,

●	Each director and each of our named executive officers, and

●	All executive officers and directors as a group.

As of March 21, 2018, there were 17,463,449 shares of our common stock outstanding.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, the business address of each person listed is in care of IEG Holdings Corporation, 3960 Howard Hughes Parkway, Suite 490, Las Vegas, NV 89169.

Name	Amount and Nature of Beneficial Ownership	Percent of Class
Named Executive Officers and Directors:
Paul Mathieson	6,900,000	39.5%
Carla Cholewinski	2,000	*
All executive officers and directors as a group (2 persons)	6,902,000	39.5%

* Less than 1%.

MARKET FOR COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Market Information

Our common stock is currently quoted on the OTCQB tier of the OTC Markets under the symbol “IEGH.” The OTC Market is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current “bids” and “asks”, as well as volume information.

The following table sets forth the range of high and low closing bid quotations for our common stock for each of the periods indicated as reported by the OTC Markets. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions. As of October 27, 2016, we effected a 1-for-1,000 reverse stock split, followed by a 100-for-1 forward stock split. All prices in the following table reflect post-split prices.

Fiscal Year Ended December 31, 2016

	High	Low
Fiscal Quarter Ended:
March 31, 2016	$99.00	$49.50
June 30, 2016	$50.00	$17.50
September 30, 2016	$24.00	$5.50
December 31, 2016	$7.10	$2.01

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Fiscal Year Ended December 31, 2017

	High	Low
Fiscal Quarter Ended:
March 31, 2017	$7.50	$1.05
June 30, 2017	$4.19	$0.75
September 30, 2017	$1.20	$0.17
December 31, 2017	$0.42	$0.21

Fiscal Year Ending December 31, 2018

	High	Low
Fiscal Quarter Ended:
March 31, 2018	$0.85	$0.23

On April 4, 2018, the closing price for our common stock on the OTC Markets was $0.265 per share with respect to an insignificant volume of shares.

Holders of Common Stock

As of March 19, 2018, there were approximately 634 record holders of our common stock. The number of record holders does not include beneficial owners of common stock whose shares are held in the names of banks, brokers, nominees or other fiduciaries.

Dividends

Prior to May 2017, we had not paid any cash dividends on our common stock. In May 2017, we announced the declaration of a cash dividend of $0.005 per common share for the first quarter of 2017. The dividend was paid on August 21, 2017 to stockholders of record at the close of business on June 5, 2017. In August 2017, we announced the declaration of a cash dividend of $0.005 per common share for the second quarter of 2017. The dividend was paid on August 21, 2017 to stockholders of record at the close of business on August 11, 2017. On October 30, 2017, we declared a cash dividend of $0.005 per common share for the third quarter of 2017. The dividend was paid on November 20, 2017 to stockholders of record at the close of business on November 11, 2017. We expect to pay ongoing dividends. Payment of future dividends on our common stock, if any, will be at the discretion of our board of directors and will depend on, among other things, our results of operations, cash requirements and surplus, financial condition, contractual restrictions and other factors that our board of directors may deem relevant. We may determine to retain future earnings, if any, for reinvestment in the development and expansion of our business.

Securities Authorized for Issuance under Equity Compensation Plans

We have no securities authorized for issuance under equity compensation plans.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Amendment or the Name Change that is not shared by all other stockholders.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

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You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing IEG Holdings Corporation at 3960 Howard Hughes Parkway, Suite 490, Las Vegas, NV 89169, Attn: Paul Mathieson or calling the Company at (702) 227-5626.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 3960 Howard Hughes Parkway, Suite 490, Las Vegas, NV 89169, Attn: Paul Mathieson or calling the Company at (702) 227-5626.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call us at, the address and phone number in the preceding paragraph. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the address or phone number provided in the preceding paragraph.

MISCELLANEOUS

Additional copies of this Information Statement may be obtained at no charge by writing to us at 3960 Howard Hughes Parkway, Suite 490, Las Vegas, NV 89169, Attn: Paul Mathieson.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THIS ACTION. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST 20 DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

IEG Holdings Corporation

/s/ Paul Mathieson
Paul Mathieson
April 10, 2018	Chief Executive Officer

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APPENDIX A

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

IEG Holdings Corporation

Pursuant to Section 607.1006 of the Florida Business Corporation Act, IEG HOLDINGS CORPORATION, a Florida corporation (the “Corporation”), hereby amends its amended and restated articles of incorporation, as amended (“Articles”), as follows:

1.	“Article I – NAME” is hereby replaced in its entirety to read as follows:

“Article I – NAME

The name of the corporation is Mr. Amazing Loans Corporation (the “Corporation”)

2.	This amendment of the Articles of Incorporation has been duly adopted by the written consent of the Corporation’s sole director as of March 21, 2018 in accordance with the provisions of Section 607.0821 of the Florida Business Corporation Act, and has been duly approved by the shareholders of the Corporation on March 21, 2018, and the number of votes cast for the amendment by the shareholders was sufficient for approval.

3.	The foregoing amendment of the Articles of Incorporation shall become effective on the later of (a) the date on which Financial Industry Regulatory Authority approves the Corporation’s name change to Mr. Amazing Loans Corporation (the “Name Change”), and (c) April 30, 2018.

IN WITNESS WHEREOF, the undersigned has caused these Articles of Amendment to Articles of Incorporation to be signed on the date indicated below.

IEG HOLDINGS CORPORATION

By:
Paul Mathieson
Chief Executive Officer

Date: March _____, 2018

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